UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 20, 2003

                       Absolute Glass Protection, Inc.
                ----------------------------------------------
                (Name of small business issuer in its charter)

               Nevada                   0-31715           91-2007478
   ----------------------------      -----------      -----------------
   (State or other jurisdiction      (Commission      (I.R.S. Employer
    of incorporation)                 File Number)     Identification)


           1250 S. Burnham, Suite 212, Las Vegas, NV       89104
         ---------------------------------------------   ----------
           (Address of principal executive offices)      (Zip Code)

  Registrant's telephone number, including area code   (702) 384-0667


                    Benchmark Technology Corporation
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(Former name, former address, and former fiscal year, if changed since last report)

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Item 5.  Other Events

On February 20, 2003, the Board of Directors and the majority vote of the Registrant's shareholders voted and approved a name change of the Company from Benchmark Technology Corporation to Absolute Glass Protection, Inc., to better reflect its new business focus. The Company filed a Certificate of Amendment to its Articles of Incorporation, with the Nevada Secretary of State to reflect this name change. (See Exhibit 3.3)

ITEM 7.  Exhibits

Exhibit Number   Name and/or Identification of Exhibit
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    3.3   Certificate of Amendment of the Articles of Incorporation


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Absolute Glass Protection, Inc.
                               (formerly Benchmark Technology Corporation)
                               -------------------------------------------
                                                 Registrant



DATE:  March 5, 2003                By: /s/  John Dean Harper
                                    ----------------------------------
                                             John Dean Harper
                                             Chairman and President

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